Section 906 Certifications

I, Charles E. Porter, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge: 1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: September 26, 2006

/s/ Charles E. Porter
______________________
Charles E. Porter
Principal Executive Officer

Section 906 Certifications

I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: September 26, 2006

/s/ Steven D. Krichmar
______________________
Steven D. Krichmar

Principal Financial Officer

Attachment A
July 31, 2006

003	Putnam Investors Fund
007	Putnam Voyager Fund
073	Putnam Premier Income Trust
035	Putnam AMT Free-Insured Municipal Fund
2AQ	Putnam Research Fund
2AP	Putnam Growth Opportunities Fund
036	Putnam Tax Free High Yield Fund
001	The George Putnam Fund of Boston
006	Putnam Vista Fund
024	Putnam OTC & Emerging Growth Fund

Putnam RetirementReady

48P	Putnam RetirementReady Maturity
48I	Putnam RetirementReady 2010
48W	Putnam RetirementReady 2015
49D	Putnam RetirementReady 2020
49K	Putnam RetirementReady 2025
49R	Putnam RetirementReady 2030
49Y	Putnam RetirementReady 2035
40F	Putnam RetirementReady 2040
40M	Putnam RetirementReady 2045
7CR	Putnam RetirementReady 2050